UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 21, 2020
Date of Report (Date of earliest event reported)

FINGERMOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55477	20-0077155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1460 Broadway New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(347) 349-5339
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

SECTION 2 – FINANCIAL INFORMATION

Item 2.02	Results of Operations and Financial Condition.

On October 21, 2020, FingerMotion, Inc. (the “Company”) issued a news release announcing its financial results for the second quarter ended August 31, 2020. The information regarding the financial results for the second fiscal quarter ended August 31, 2020 of the Company contained in Item 7.01 below is responsive to this Item 2.02 and is incorporated into this Item 2.02 by reference.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 7 – REGULATION FD

Item 7.01	Regulation FD Disclosure

On October 21, 2020, the Company issued a news release to report its financial results for the second quarter ended August 31, 2020.

Q2 2021 Financial Summary (results expressed in US$ unless otherwise indicated):

•	Reported Q2 revenue of $3.6 million (includes SMS, Sim Card and Mobile Recharge businesses);
•	Reported six month revenue of $6.4 million (includes SMS, Sim Card and Mobile Recharge businesses);
•	Reported Q2 gross profit of $258,391;
•	Reported six month gross profit of $552,830;
•	Basic and Diluted loss per share of $0.03;
•	At August 31, 2020, FingerMotion had $419,707 in cash and working capital deficit of $355,679;
•	Total Assets were $9.06 million, Total Current Liabilities were $9.42 million and Total Liabilities were $10.62 million;
•	33,742,953 common shares were issued and outstanding as at August 31, 2020.

“This quarter our revenues increased by 77.5% compared to revenues in the same quarter in 2019 and our revenues for the six month period ended August 31, 2020 increased by 114% compared to revenues in the same period in 2019. We expect this growth in revenue continuing throughout our fiscal year which would put us on target for achieving an annual revenue of over $16 million for fiscal 2021,” said Martin Shen, CEO of FingerMotion, Inc. “The results we have seen this last quarter validates our investment strategy into new verticals. Last year our SMS business was just getting started and now it has become a top revenue generator. We continue to invest in developing and marketing e-commerce platforms, where we expect to see a return on our investments by January 2021. We are very pleased with our quarter over quarter growth and expect it to continue increasing.”

The unaudited condensed consolidated interim financial statements for the quarter ended August 31, 2020 are available on EDGAR and should be read in connection with this news release.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	News Release dated October 21, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERMOTION, INC.
DATE: October 21, 2020	By: /s/ Martin J. Shen Martin J. Shen CEO and CFO